                                SCHEDULE 1.2
                                     TO
                     AGREEMENT AND PLAN OF REORGANIZATION

                 Directors and Officers of the Holding Company

                                  Directors

                               Donald J. Larson
                               John K. Carlyle

                                  Officers

John K. Carlyle        Chairman
Donald J. Larson       President and Chief Executive Officer
John A. McCarthy       Executive Vice President - Managed Care Services
Richard A. Parr II     Executive Vice President, General Counsel, and Secretary
Joseph F. Pesce        Executive Vice President, Chief Financial Officer, and
                       Treasurer
Daniel J. Thomas       Executive Vice President - Practice Management Services
W. Tom Fogarty, M.D.   Senior Vice President and Chief Medical Officer
Peter R. Gates         Senior Vice President - Marketing and Sales
James M. Greenwood     Senior Vice President - Corporate Development

                              SCHEDULE 3.1(a)
                                     TO
                     AGREEMENT AND PLAN OF REORGANIZATION

             Directors of the Surviving Corporation of CRA Merger

                               Donald J. Larson
                               John A. McCarthy
                                Joseph F. Pesce

                              SCHEDULE 3.1(b)
                                     TO
                     AGREEMENT AND PLAN OF REORGANIZATION

                        Directors of OccuCenters, Inc.

                               Donald J. Larson
                                Joseph F. Pesce
                               Daniel J. Thomas

                              SCHEDULE 3.2(a)
                                     TO
                     AGREEMENT AND PLAN OF REORGANIZATION

           Officers of the Surviving Corporation of the CRA Merger

John K. Carlyle        Chairman
Donald J. Larson       President and Chief Executive Officer
John A. McCarthy       Executive Vice President - Managed Care Services
Richard A. Parr II     Executive Vice President, General Counsel, and Secretary
Joseph F. Pesce        Executive Vice President, Chief Financial Officer, and
                       Treasurer
Peter R. Gates         Senior Vice President - Marketing and Sales
James M. Greenwood     Senior Vice President - Corporate Development

                              SCHEDULE 3.2(b)
                                     TO
                     AGREEMENT AND PLAN OF REORGANIZATION

           Officers of the Surviving Corporation of the OSI Merger

John K. Carlyle        Chairman
Donald J. Larson       President and Chief Executive Officer
John A. McCarthy       Executive Vice President - Managed Care Services
Richard A. Parr II     Executive Vice President, General Counsel, and Secretary
Joseph F. Pesce        Executive Vice President, Chief Financial Officer, and
                       Treasurer
Daniel J. Thomas       Executive Vice President - Practice Management Services
W. Tom Fogarty, M.D.   Senior Vice President and Chief Medical Officer
Peter R. Gates         Senior Vice President - Marketing and Sales
James M. Greenwood     Senior Vice President - Corporate Development

                              SCHEDULE 3.2(c)
                                     TO
                     AGREEMENT AND PLAN OF REORGANIZATION

                         Officers of OccuCenters, Inc.

John K. Carlyle        Chairman
Donald J. Larson       President and Chief Executive Officer
Daniel J. Thomas       Executive Vice President - Practice Management Services
Richard A. Parr II     Executive Vice President, General Counsel, and Secretary
Joseph F. Pesce        Executive Vice President, Chief Financial Officer, and
                       Treasurer
W. Tom Fogarty, M.D.   Senior Vice President and Chief Medical Officer
Peter R. Gates         Senior Vice President - Marketing and Sales
James M. Greenwood     Senior Vice President - Corporate Development